SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): February 8, 1996

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-9466                                      13-3216325
(Commission File Number)            (IRS Employer Identification No.)


3 World Financial Center
New York, New York                                      10285
(Address of principal                                  (Zip Code)
executive offices)

                    Registrant's telephone number, including
                            area code: (212) 526-7000

Item 5.  Other Events


Filed herewith is a tax opinion issued with respect to the issuance of 8.30% Quarterly Income Capital Securities, Series A Due December 31, 2035 (the "Securities") by Lehman Brothers Holdings Inc. and referring to the prospectus supplement filed with the Securities and Exchange Commission dated Febraury 8, 1996 relating to the Securities.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following Exhibits are filed as part of this Report.


                   8    Opinion of Simpson Thacher & Bartlett re tax matters



         The Exhibit Index to this Report is incorporated herein by reference.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LEHMAN BROTHERS HOLDINGS INC.




                                               By:  /s/ Jennifer Marre
                                                    Jennifer Marre
                                                    Vice President



Date: February 13, 1996

                                  EXHIBIT INDEX



Exhibit No.                         Exhibit

Exhibit 8                           Opinion of Simpson Thacher & Bartlett
                                    re tax matters

                                                                   EXHIBIT 8




                           SIMPSON THACHER & BARTLETT
             A Partnership Which Includes Professional Corporations

                              425 Lexington Avenue
                            New York, N.Y. 10017-3954
                                 (212) 455-2000
                                     ------

                               Telecopier 455-2502
                                  Telex: 129158

Writer's Direct Dial Number
(212) 455-2000



                                                             February 8, 1996


Lehman Brothers Holdings Inc.
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

               We have acted as special tax counsel to Lehman Brothers Holdings Inc. (the "Company") in connection with the preparation and filing of the Prospectus Supplement, dated February 8, 1996 (the "Prospectus Supplement"), to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in respect of QUICS to be offered by the Company. In that connection, we have given the opinions contained in the section entitled "Certain United States Federal Income Tax Consequences" in the Prospectus Supplement.

               We hereby confirm that our opinions referenced in this letter are accurate in all material respects and hereby consent to the filing of this letter as an Exhibit to the Registration Statement and to the use of our name in the section entitled "Certain United States Federal Income Tax Consequences" in the Prospectus Supplement.

               We are members of the Bar of the State of New York, and we do not express any opinion herein concerning any law other than the federal law of the United States.


                                         Very truly yours,

                                         /s/  Simpson Thacher & Bartlett

                                        SIMPSON THACHER & BARTLETT